FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2017

MarketAxess Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34091	52-2230784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

299 Park Avenue

New York, New York 10171

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (212) 813-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

On April 26, 2017, MarketAxess Holdings Inc. (the “Company”) issued a press release announcing the Company’s financial results for its first quarter ended March 31, 2017. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information included in this Current Report on Form 8-K (including Exhibit 99.1 hereto) that is furnished pursuant to this Item 2.02 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, the information included in this Current Report on Form 8-K (including Exhibit 99.1 hereto) that is furnished pursuant to this Item 2.02 shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

Item 8.01	Other Events

On April 26, 2017, the Company issued a press release announcing that its Board of Directors has declared a regular quarterly dividend to be paid to the holders of the outstanding shares of capital stock. A cash dividend of $0.33 per share of common stock outstanding will be paid on May 25, 2017 to stockholders of record as of the close of business on May 11, 2017.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

99.1	Press Release entitled “Marketaxess Reports First Quarter 2017 Record Revenues of $103.9 Million, Record Pre-Tax Income of $55.6 Million and Record Diluted EPS of $1.11” issued by MarketAxess Holdings Inc. on April 26, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKETAXESS HOLDINGS INC.

Date: April 26, 2017	By:	/s/ Richard M. McVey
Name: Richard M. McVey
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit

99.1	Press Release entitled “Marketaxess Reports First Quarter 2017 Record Revenues of $103.9 Million, Record Pre-Tax Income of $55.6 Million and Record Diluted EPS of $1.11” issued by MarketAxess Holdings Inc. on April 26, 2017.

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